FORWARD LOOKING STATEMENTS Safe Harbor Statement This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, without limitation, statements regarding the expected impact and timing of strategic initiatives and related benefits, future financial performance, operating performance, growth in free operating cash flow, organic and total revenue growth, operating margin growth, growth in diluted income per share from continuing operations, restructuring expenses and related benefits, tax rates, exchange rates, timing and amount of share repurchases, end market economic conditions, and the Company’s related 2014 guidance. These statements are subject to certain risks, uncertainties, and other factors which could cause actual results to differ materially from those anticipated. Important risks that could cause actual results to differ materially from the Company’s expectations include those that are detailed in ITW’s Form 10-K for 2013. Non-GAAP Measures The Company uses certain non-GAAP measures in discussing the Company’s performance. The reconciliation of those measures to the most comparable GAAP measures are detailed in ITW’s press release for the first quarter of 2014. First Quarter 2014 Conference Call Scott Santi, President & CEO Michael Larsen, Senior Vice President & CFO John Brooklier, Vice President Investor Relations April 22, 2014

2 $3.6B $3.4B Q1’13 Q1’14 Total Revenue $1.01 $0.88 EPS Operating Margin EPS +15% Q1 2014 Financial Summary Financial Highlights ● Organic revenue up 3.3% … international up 6.3% ● Total revenue up 4.4% ● Good progress on operating margins … up 180 bps driven by enterprise initiatives – BSS and sourcing contribute 120 bps ● Accelerated share repurchase program – Bought 18.5M shares in Q1 ● $1.01 EPS up 15% vs. prior year ITW had a good start to 2014 18.7% 16.9% + 180 bps ROIC* 17.2% 14.8% + 240 bps * See ITW’s first quarter 2014 press release for the reconciliation from GAAP to non-GAAP measurements.

Q1 2014 Organic Revenue Growth

ITW

Growth by Geography


Organic up 3.3%
1%
6%
5%
7%
18%
North America
Inter-national
EMEA
Asia Pacific
South America

Highlights

- Solid growth in Europe
  - Automotive OEM +14%, Food Equipment +6%
- Asia Pacific driven by Australia +13% and China +6%
  - Automotive OEM +17%, Construction +14%
- Good performance in South America
  - Brazil +17%
- Moderate growth in North America
  - Automotive OEM +11%, Food Equipment +6%
  - Segments tied to capex cycle ~flat

3.3% organic growth driven by international

3

4 Q1 Enterprise Initiatives +120 bps Volume +80 Price/Cost +10 Acquisitions -20 Margin Expansion +180 bps Operating Margins Q1‘14 18.7% Q1‘13 16.9% Key Drivers OM% V bps Automotive OEM 23.3% +350 T&M and Electronics 12.2 -80 Food Equipment 18.6 +190 Polymers & Fluids 16.6 +200 Welding 25.7 -30 Construction Products 14.8 +310 Specialty Products 21.1% +120 Q1 2014 Operating Margin Expansion Enterprise initiatives drove margin expansion

5 Total Revenue Operating Income Q1'14 VPY% Q1'14 VPY% Automotive OEM $668 13% $156 34% T&M and Electronics 519 Flat 63 -7% Food Equipment 511 9% 95 22% Polymers & Fluids 479 -3% 80 10% Welding 463 -2% 119 -3% Construction Products 416 2% 61 29% Specialty Products 520 8% 109 14% Intersegment / Unallocated (7) - (16) - Total Company $3,569 4% $667 16% By Segment Automotive OEM +13% +350 bps $589 $668 Q1‘13 Q1‘14 Total Revenue 23.3% Operating Margin Q1 2014 Segment Results Dynamics ● Organic revenue growth of 13% vs. WW auto builds of 5% ● Organic revenue vs. auto builds by geography: – Europe: +14% vs. +7% – N.A.: +11% vs. +6% – China: +28% vs. +10% ● Auto builds expected to moderate in Q2 … ITW to maintain strong penetration gains 19.8% ($’s in millions) Q1‘13 Q1‘14

Q1 2014 Segment Results

($'s in millions)

Test & Measurement and Electronics


~Flat
$520
$519
Q1'13
Q1'14

Total Revenue


-80 bps
13.0%
12.2%
Q1'13
Q1'14

Operating Margin

Dynamics

- Organic revenue essentially flat
- Test & Measurement organic revenue -1%; sluggish capex spending and order timing
- Total Electronics ~flat
  - Other Electronics +4% as contamination control and pressure sensitive adhesives contributed to organic revenue growth
  - Electronic Assembly -7% due to weak end markets
- Segment operating margin
  - -80 bps due to higher restructuring

Food Equipment


+9%
$467
$511
Q1'13
Q1'14

Total Revenue


+190 bps
16.7%
18.6%
Q1'13
Q1'14

Operating Margin

Dynamics

- Organic revenue growth +5%
- North America +6% with growth in both equipment +6% and service +5%
- International growth +5% supported by equipment growth of +7% and service +2%
- New product innovation in warewash and refrigeration contribute to organic revenue growth

6

Q1 2014 Segment Results

($'s in millions)

Polymers & Fluids


-3%
$492
$479
Q1'13
Q1'14
Total Revenue


+200 bps
14.6%
16.6%
Q1'13
Q1'14
Operating Margin

Dynamics

- Organic revenue flat due to ongoing PLS activities which is driving higher operating margin
- WW Fluids organic revenue up 4%
- Auto Aftermarket organic revenue up 2%
- Polymers & Hygiene organic revenue declined 8% as PLS continues

Welding


-2%
$472
$463
Q1'13
Q1'14
Total Revenue


-30 bps
26.0%
25.7%
Q1'13
Q1'14
Operating Margin

Dynamics

- Organic revenue declined 2%
- International: -10% due to ongoing portfolio repositioning away from ship building as well as slower pipeline activity in China
- N.A.: +1% as slow capex spend continues with heavy equipment manufacturers

7

Q1 2014 Segment Results

($'s in millions)

Construction Products


+2%
$409
$416
Q1'13
Q1'14

Total Revenue


+310 bps
11.7%
14.8%
Q1'13
Q1'14

Operating Margin

Dynamics

- +5% organic revenue growth driven by Asia Pacific
- Organic revenue by geography:
  - Asia Pacific: +14% as Australia/New Zealand residential and commercial sectors grow
  - Europe: +1%
  - N.A.: flat as U.S. residential +7%, U.S. renovation flat and U.S. commercial -8%
- Expect modest improvement in N.A. construction activity in Q2

Specialty Products


+8%
$481
$520
Q1'13
Q1'14

Total Revenue


+120 bps
19.9%
21.1%
Q1'13
Q1'14

Operating Margin

Dynamics

- Organic revenue growth of 2% largely due to several consumer packaging businesses
- Ground Support Equipment: +10%
- WW Appliance: flat

8

9 Up 3-5% $3.6B Total Revenue $1.16 - $1.24 $0.92 EPS EPS $3.63 $14.1B Up 3-4% 2013 2014F 2014 EPS Guidance Q2 2014 EPS Guidance $4.45 - $4.65 EPS +30% at mid-point EPS +25% at mid-point Q2’14F Q2’13 Total Revenue Financial Guidance Raising ‘14 EPS guidance to $4.45 - $4.65 ● 2-3% organic revenue growth ● Initiatives contribute ~100 bps to margin ● Essentially completing IPG divestiture related share repurchase program in Q2 ● 2-3% organic revenue growth ● Operating margin ~19.5% ● $0.15 guidance increase driven by share count and operations